UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07737

The Purisima Funds
(Exact name of registrant as specified in charter)

5525 NW Fisher Creek Dr. Camas, Washington			98607
(Address of principal executive offices)			(Zip code)

U. S. Bancorp Fund Services, LLC 2020 East Financial Way, Suite 100 Glendora, California 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(650) 851-3334

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2015

Item 1. Reports to Stockholders.

1

Annual Report
August 31, 2015

The Purisima Total Return Fund

Table of Contents

A Letter to Our Shareholders	2
Performance Summary	6
Sector Breakdown	7
Expense Example	7
Schedule of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Other Information	28
Trustees and Officer Information	30
Privacy Notice	34

Investment Objectives

Purisima Total Return Fund

The Purisima Total Return Fund (the "Fund") seeks a high total return. (Total return includes capital appreciation, dividend and interest income, and distributions.)

The Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares. The required minimum investments may be waived in the case of certain qualified retirement plans. The Fund will not accept your account if you are investing for another person as attorney-in-fact. The Fund also will not accept accounts with a "Power of Attorney" in the registration section of the Purchase Application.

A Letter to Our Shareholders

Welcome to the annual report for the Purisima Total Return Fund for the 12-month period ending August 31, 2015 (the "Period"). The Fund's primary investment objective is to seek a high total return for shareholders.

Market Review and Outlook

Stocks were overall flattish during the majority of the 12-month period ending August 31, 2015, as measured by the MSCI World Index, rising as much as 5.0% by late May.i However, the Period concluded amid what we believe is global stocks' first correction since 2012, causing the quarter to end on a down note. In the one-year period ending August 31, 2015, the Fund returned -2.71%, outperforming the benchmark MSCI World Index, which declined by -4.13%.ii

Market corrections — defined as short, sharp, sentiment-driven drops of -10% or more are common in bull markets. This is the sixth correction since the bull market began in March 2009. While uncomfortable, corrections are unpredictable, coming and going without warning — they don't predict future market weakness. They are normal during bull markets, and the recent correction doesn't change our expectation the bull market may still have room to run.

Corrections are typically accompanied by big, scary stories that cause sentiment to shift sharply. This pullback features many parallels with 1997, when world stocks endured a correction as investors feared an Emerging Markets currency crisis known as the "Asian Contagion." Then, as Thailand, Korea and Indonesia devalued their currencies and took International Monetary Fund (IMF) bailouts, many worried trouble in Asia would spill over to the developed world and kill the bull market. It didn't, and the bull market lasted through March 2000. This time, concerns center on weakening currencies and economies in commodity-heavy Emerging Markets and slowing growth in China, which devalued its currency by about 3% in August — a move many interpreted as a government panicking amid an economic hard landing.

We believe global contagion is unlikely today. While commodity-dependent economies like Brazil and Russia are in recession, the vast majority of the world has been growing, and commodity-importing nations benefit from low energy and resource prices. China's much-discussed devaluation is tiny by historical standards and seems intended more to account for recent cross-border capital movement than to gain an export edge. Note, since the devaluation, officials have continued intervening to support the yuan. Some point to the crash in China's domestic stock market (A-shares) as a worrisome sign for the economy, but China's domestic equity markets aren't correlated with global stocks or the broader Chinese economy. Including the latest rout, Chinese A-Shares have experienced three bear markets since 2009 — during both the current global bull and strong Chinese economic expansion. There is little reason to think A-share volatility predicts China's economy or foretells global markets. And while recent data — like contractions in the Caixin/Markit Manufacturing Purchasing Managers' Index —

i  Source: FactSet, as of 9/23/2015. MSCI World Index net returns, 8/31/2014 — 5/21/2015.

ii  Source: Eagle PACE, from 8/31/2014 — 8/31/2015. MSCI World Index net returns, 8/31/2014 — 8/31/2015.

prompted fears the long-awaited economic "hard landing" has finally arrived, slowing manufacturing isn't new or necessarily sign of trouble. It reflects China's longstanding plan to transition from manufacturing- and export-driven growth to services and consumption. Services gauges largely still show growth, and what's more, private sector executives from global firms transacting in China haven't reported sizable shifts in demand. We believe worries over China are likely to prove false, and false fears, in our view, are ultimately bullish.

This correction's other big fear is a potential Federal Reserve (Fed) interest rate hike. Many investors view "easy" monetary policy as one of few positives propping markets up and believe a rate hike would choke economic growth and capital markets. However, an initial rate hike has never derailed a bull market, and we see little reason to think markets and the economy can't handle rates slightly above zero. Fed policy is unlikely to prove problematic unless the Fed overshoots, inverting the yield curve. With long-term rates above 2% and short-term rates still near zero, the Fed has plenty of headroom.

As they have for six years, pundits and investors overlook the bull's many positive drivers. While many fret weakening global economic growth, the expansion — led by the US — remains intact. The US followed 0.6% Q1 Gross Domestic Product (GDP) growth with 3.9% in Q2, an acceleration underpinned by strong consumer spending, trade and business investment.iii Similarly, corporate America continued exceeding low expectations, as companies handily beat projections in Q2 — similar to what happened in Q1. Entering the second quarter, earnings were expected to fall -4.7% year-over-year (y/y). Yet after all S&P 500 Index companies reported, earnings were down just -0.7% y/y — and the decline is a function of well-known weakness in the Energy sector. Excluding Energy, Q2 earnings grew 5.9% y/y.iv

Other developed economies appear to be growing nicely, too. Despite frequent concerns of "unbalanced" growth, the UK continues its services-led expansion, most recently growing 0.7% quarter-over-quarter in Q2.v The vastly underappreciated eurozone has grown for nine straight quarters, with growth becoming increasingly broad-based.vi And with forward-looking indicators (like The Conference Board's Leading Economic Index) for places like the US and the eurozone in lengthy upward trends, growth looks likely to continue.

Another reason to be bullish: Governments in competitive economies remain gridlocked, preventing big, sweeping legislation that stocks dislike. In the US, President Obama's second term is in its second half, when returns have historically been far more positive compared to a term's first and second year. With the Republicans taking both houses of Congress last November, gridlock remains entrenched for the foreseeable future. Likewise, in the UK, even though the Conservatives unexpectedly won an outright majority in May, gridlock persists. Prime Minister David Cameron holds a slim margin, and is already being tested as contentious issues like the referendum on Britain's EU membership play out.

iii  Source: US Bureau of Economic Analysis, as of 9/23/2015. Q1 and Q2 2015 Real GDP growth at seasonally adjusted annual rates.

iv  Source: FactSet Earnings Insight, as of 9/18/2015.

v  Source: Office for National Statistics. Second estimate of GDP, Quarter 2, seasonally adjusted.

vi  Source: Eurostat.

Despite these positives, we believe investor sentiment remains skeptical as false fears persist. The euphoria that typifies market tops is largely absent. Virtually no headlines proclaim the global or US economy in a new reality of permanent expansion and bull market. Investors aren't bidding stocks up to irrational valuations while overlooking fundamental economic and market negatives — this isn't 2000. Rather, sentiment is dominated by pundits arguing stocks are in for long periods of below-average returns. Institutions are even ratcheting down return expectations for the long term. While no one can know what returns will look like a decade from now, that folks are biased to presume them subpar shows euphoria's absence.

This is equally true when you consider the rotation of fears stealing investors' attention: Before the current China concerns, Greece was the primary focus of pundits' angst. Yet the country is a five-year-old drama with the economic impact of Detroit whose issues show little-to-no sign of spreading — too small to squash stocks. It is just another brick in the wall of worry.

Fund Positioning

Geographically, the Fund's overweights to the US and Denmark and underweights to Australia, Canada, Spain, the UK, Norway and Singapore benefited returns, while an overweight to Germany and an underweight to Japan detracted. Stock selection in the US, France, Denmark and Switzerland benefited performance, while selection in the UK detracted.

On a sector basis, the Fund's overweights to Health Care, Information Technology and Consumer Discretionary and underweights to Energy and Materials contributed positively to returns, but underweights to Consumer Staples and Telecommunication Services detracted. Stock selection in Consumer Discretionary, Energy and Information Technology benefited performance, while selection in Health Care, Consumer Staples, Industrials and Materials detracted.

Closing Remarks

While risks exist, we believe they are unlikely to end the bull market in the foreseeable future. We believe stocks will likely recover from their recent slide and may continue rising. The passing correction could convince some skeptical investors their pet concern has been dealt with, help assuage their fears and cause sentiment to warm. We have yet to see investor sentiment become more wholly rationally optimistic — a bullish development, in our view.

Thank you, as always, for being shareholders.

Sincerely,

Kenneth L. Fisher
Chairman and Co-Chief Investment Officer
Fisher Investments

Opinions expressed above are those of Kenneth L. Fisher and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk of loss. Principal loss is possible. Derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. Foreign investing involves special risks, including a greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The MSCI World Index is a broad-based unmanaged capitalization-weighted stock index designed to measure global developed market equity performance. It consists of 23 developed market country indices. One cannot invest directly in an index. The S&P 500 Composite Index is a capitalization-weighted, unmanaged index that measures 500 widely held U.S. common stocks of leading companies in leading industries, representative of the broad U.S. equity market. The Conference Board's Leading Economic Index is a composite average of ten different leading economic indicators designed to signal peaks and troughs in the business cycle. It is constructed to summarize and reveal common turning point patterns in economic data in a clearer and more convincing manner than any individual component — primarily because they smooth out some of the individual components' volatility. The ten components include: average weekly manufacturing hours, average weekly initial claims for unemployment insurance, manufacturers' new orders for consumer goods and materials, ISM's Index of New Orders, manufacturers' new orders for non-defense capital goods excluding aircraft orders, building permits for new private housing units, 500 common stock prices, the Leading Credit Index, the interest rate spread (10-Year Treasury yield minus the fed funds rate) and average consumer expectations for business conditions. Earnings per share are defined as a company's profit allocated to each outstanding share of common stock. The yield curve is a line that plots the interest rates, at a set point in time, of bonds have equal credit quality, but differing maturity dates.

The Caixin/Markit Manufacturing Purchasing Managers' Index is a monthly, survey-based gauge of the breadth of manufacturers experiencing growth. It is published by Markit Economics and is based on replies to questionnaires sent to manufacturing firms in China. Correlation is a statistical measure of the degree to which the movements of two variables (stock/option/convertible prices or returns) are related.

This material must be preceded or accompanied by a prospectus.

Fisher Investments is the Adviser to The Purisima Funds. The Purisima Funds are distributed by Quasar Distributors, LLC 09/15.

Performance Summary

for year ended August 31, 2015

Purisima Total Return Fund

Growth of a $25,000 Investment

Purisima Total Return Fund cumulative total return versus MSCI World Index for $25,000 invested from 8/31/05 to 8/31/15*

One-year		One-year
Average Annual Total Return[2]**	-2.71%	Average Annual Total Return[2]**	-4.13%
Five-year		Five-year
Average Annual Total Return[2]**	9.28%	Average Annual Total Return[2]**	11.07%
Ten-year		Ten-year
Cumulative Total Return[1]**	51.17%	Cumulative Total Return[1]**	69.17%
Average Annual Total Return[2]**	4.22%	Average Annual Total Return[2]**	5.40%

Please note past performance is not predictive of future results. Share price and return will fluctuate, and investors may experience a gain or loss when they sell their shares. To obtain a prospectus on the Purisima Funds please call 1-800-841-0199. The prospectus contains more information, including the political, economic, currency risks and potential volatility of foreign investing. Read the prospectus carefully before investing.

1  Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.

2  Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.

*  The MSCI World Index is an unmanaged global stock index comprised of various world stock markets, including the U.S. The total return of a $25,000 investment includes all expenses.

**  The total returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The total return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

Sector Breakdown(1) (Unaudited)

Purisima Total Return Fund
Financials	20.72%
Health Care	18.85%
Information Technology	18.83%
Consumer Discretionary	15.20%
Exchange-Traded Notes	11.47%
Industrials	5.89%
Consumer Staples	5.09%
Exchange-Traded Fund	1.64%
Energy	0.93%
Mutual Funds	0.71%
Materials	0.64%
Telecommunication Services	0.03%
Total	100.00%

(1)  Percentage of Total Investments as of August 31, 2015.

Important Information

The following disclosure provides important information regarding the Fund's Expense Example. Refer to this information when reviewing the Expense Example for the Fund.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 1, 2015 to August 31, 2015, for the Total Return Fund.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. Hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

Purisima Total Return Fund	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (03/01/15)	$1,000.00	$1,000.00
Ending Account Value (08/31/15)	$943.20	$1,018.75
Expenses Paid During Period(1)	$6.27	$6.51

(1)  Expenses are equal to the Fund's expense ratio for the six month period of 1.28% for the Purisima Total Return Fund multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Purisima Total Return Fund
Schedule of Investments

August 31, 2015

Number of Shares		Value
COMMON STOCKS: 86.02%
China: 0.24%
330	Alibaba Group Holding Ltd. – ADR (a)	$21,820
445	Baidu.com – ADR (a)	65,526
93,025	Bank Of China Ltd.	42,491
32,000	Beijing Capital International Airport Co. Ltd.	34,436
34,000	Brilliance China Automotive Holdings Ltd.	41,063
60,400	China Construction Bank Corp.	42,475
2,500	China Mobile Ltd.	30,290
12,200	China Pacific Insurance Group Co. Ltd.	44,392
20,500	CITIC Securities Co. Ltd.	41,106
845	Ctrip.com International Ltd. – ADR (a)	56,150
3,800	Hengan International Group Co. Ltd.	37,289
48,000	Industrial & Commercial Bank of China	28,366
38,000	Lenovo Group Ltd.	31,184
11,000	Ping An Insurance Group Co.	53,864
5,950	Tencent Holdings Ltd.	101,188
		671,640
Denmark: 2.45%
30,200	Novo Nordisk A/S – ADR	1,669,154
93,275	Novo Nordisk A/S – Class B	5,177,465
		6,846,619
France: 3.83%
14,935	L'Oreal SA	2,559,137
18,650	L'Oreal SA – ADR	638,390
14,925	LVMH Moet Hennessy Louis Vuitton SA	2,489,593
50,880	Sanofi	5,034,045
		10,721,165

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
Germany: 6.94%
50,625	Bayer AG	$6,871,002
58,450	Daimler AG	4,700,137
10,100	Linde AG	1,755,585
42,615	SAP AG	2,868,736
32,525	Siemens AG	3,228,594
		19,424,054
Hong Kong: 0.07%
8,650	AIA Group Ltd.	47,826
3,000	Cheung Kong Property Holdings Ltd. (a)	21,019
3,000	CK Hutchison Holdings Ltd.	39,987
2,100	Hong Kong Exchanges and Clearing Ltd.	49,370
12,000	Sands China Ltd.	41,651
		199,853
India: 0.14%
5,935	Cipla Ltd. – GDR	60,977
1,550	Dr. Reddy's Laboratories Ltd. – ADR	100,858
1,770	HDFC Bank Ltd. – ADR	100,872
3,090	Infosys Ltd. – ADR	52,993
385	Reliance Industries Ltd. – GDR	10,049
7,210	Tata Global Beverages Ltd. – GDR	12,988
1,805	Tata Motors Ltd. – ADR (a)	45,703
		384,440
Indonesia: 0.05%
34,800	Bank Mandiri Persero Tbk PT	22,539
13,700	Bank Negara Indonesia Persero Tbk PT	4,827
42,100	Bank Rakyat Indonesia Persero Tbk PT	31,837
26,400	Jasa Marga Persero Tbk PT	9,677
18,600	Semen Indonesia Persero Tbk PT	12,245
89,600	Telekomunikasi Indonesia Persero Tbk PT	18,303
10,100	Unilever Indonesia Tbk PT	28,557
		127,985
Japan: 1.56%
36,875	Toyota Motor Corp. – ADR	4,365,262

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
Malaysia: 0.00%
7,900	CIMB Group Holdings BHD	$9,405
Philippines: 0.02%
11,724	Metropolitan Bank & Trust Co.	21,007
1,150	SM Investments Corp.	21,603
		42,610
Singapore: 0.02%
5,000	DBS Group Holdings Ltd.	62,932
South Korea: 0.15%
150	Hyundai Heavy Industries Co. Ltd.	11,604
140	Hyundai Mobis	24,443
280	Hyundai Motor Co.	35,274
940	KB Financial Group, Inc.	28,452
440	KT&G Corp.	41,108
70	LG Chem Ltd.	13,849
112	NAVER Corp.	46,921
105	Samsung Electronics Co. Ltd.	96,677
405	Samsung Life Insurance Co. Ltd.	33,660
920	Shinhan Financial Group Co. Ltd.	30,764
1,855	SK Hynix, Inc.	56,148
125	SK Innovation Co. Ltd.	10,558
		429,458
Switzerland: 3.75%
65,550	Novartis AG	6,421,750
14,900	Roche Holding AG	4,069,312
		10,491,062
Taiwan: 0.12%
8,269	Advanced Semiconductor Engineering, Inc. – ADR	40,683
24,662	CTBC Financial Holding Co. Ltd.	14,857
24,247	Fubon Financial Holdings Co. Ltd.	41,659
28,873	Hon Hai Precision Industry Co. Ltd.	82,086
2,000	MediaTek, Inc.	15,429
50,000	Mega Financial Holding Co. Ltd.	37,497
24,800	Taiwan Semiconductor Manufacturing Co. Ltd.	98,328
		330,539

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
Thailand: 0.03%
4,500	Advanced Info Service PCL	$29,879
3,950	Bangkok Bank PCL	18,127
72,000	Bangkok Dusit Medical Services PCL	39,169
		87,175
United Kingdom: 5.12%
86,920	GlaxoSmithKline PLC – ADR	3,557,635
596,400	HSBC Holdings PLC	4,747,003
1,165,200	Royal Bank of Scotland Group PLC (a)	6,021,964
		14,326,602
United States: 61.53%
20,540	Amazon.com, Inc. (a)	10,534,761
86,630	American Express Co.	6,646,254
94,100	Apple, Inc.	10,610,716
310,450	Bank Of America Corp.	5,072,753
47,250	Berkshire Hathaway, Inc. – Class B (a)	6,333,390
6,500	BlackRock, Inc.	1,966,055
104,640	Cisco Systems, Inc.	2,708,083
105,700	Citigroup, Inc.	5,652,836
85,050	Comcast Corp. – Class A	4,790,866
251,120	General Electric Co.	6,232,798
7,315	Google, Inc. – Class A (a)	4,738,803
4,928	Google, Inc. – Class C (a)	3,046,736
147,545	Intel Corp.	4,210,934
86,935	Johnson & Johnson	8,170,151
119,935	JPMorgan Chase & Co.	7,687,834
42,900	Merck & Co., Inc.	2,310,165
146,395	Microsoft Corp.	6,371,110
66,175	Morgan Stanley	2,279,729
82,750	Oracle Corp.	3,069,198
40,650	PepsiCo, Inc.	3,777,605
284,830	Pfizer, Inc.	9,177,223
63,265	Procter & Gamble Co.	4,470,938
84,475	Qualcomm, Inc.	4,779,596
33,230	Schlumberger Ltd.	2,571,005
6,100	The Boeing Co.	797,148
67,595	The Coca-Cola Co.	2,657,835
11,200	The Goldman Sachs Group, Inc.	2,112,320

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
United States (continued)
69,775	The Home Depot, Inc.	$8,125,996
70,575	The Walt Disney Co.	7,190,181
66,230	United Technologies Corp.	6,067,330
132,920	Visa, Inc. – Class A	9,477,196
159,685	Wells Fargo & Co.	8,516,001
		172,153,546
TOTAL COMMON STOCKS (Cost $177,834,530)		$240,674,347
EXCHANGE-TRADED FUND: 1.64%
69,000	Energy Select Sector SPDR Fund	4,583,670
TOTAL EXCHANGE-TRADED FUND (Cost $4,621,924)		$4,583,670
EXCHANGE-TRADED NOTES: 11.45%
23,625	Barclays + FI Enhanced Europe 50 (a)	2,376,202
88,050	Barclays + FI Enhanced Global High Yield (a)	9,430,155
56,800	Credit Suisse FI Enhanced Europe 50 (a)	5,978,768
17,800	Credit Suisse FI Large Cap Growth Enhanced (a)	2,034,006
32,200	DB FI Enhanced Global High Yield (a)	3,458,602
76,600	UBS AG FI Enhanced Large Cap Growth (a)	8,750,784
		32,028,517
TOTAL EXCHANGE-TRADED NOTES (Cost $29,639,862)		$32,028,517
SHORT-TERM INVESTMENTS: 0.72%
Mutual Funds: 0.72%
1,999,320	SEI Daily Income Trust Government Fund – Class B	1,999,320
TOTAL SHORT-TERM INVESTMENTS (Cost $1,999,320)		$1,999,320
TOTAL INVESTMENTS: 99.83% (Cost $214,095,636)		279,285,854
Other Assets in Excess of Liabilities: 0.17%		489,027
	TOTAL NET ASSETS: 100.00%	$279,774,881

ADR - American Depository Receipt.

GDR - Global Depository Receipt.

(a) Non-Income Producing.

The accompanying notes are an integral part of these financial statements.

Industry Breakdown(1)

Pharmaceuticals	18.81%
Banks	13.65%
Exchange-Traded Notes	11.45%
Software	4.40%
Media	4.28%
Technology Hardware, Storage & Peripherals	3.84%
Internet & Catalog Retail	3.79%
IT Services	3.41%
Industrial Conglomerates	3.40%
Automobiles	3.28%
Specialty Retail	2.90%
Internet Software & Services	2.87%
Communications Equipment	2.68%
Aerospace & Defense	2.45%
Consumer Finance	2.38%
Beverages	2.30%
Diversified Financial Services	2.30%
Capital Markets	2.29%
Exchange-Traded Fund	1.64%
Household Products	1.61%
Semiconductors & Semiconductor Equipment	1.58%
Personal Products	1.16%
Energy Equipment & Services	0.92%
Textiles, Apparel & Luxury Goods	0.89%
Chemicals	0.63%
Insurance	0.06%
Electronic Equipment, Instruments & Components	0.03%
Wireless Telecommunication Services	0.02%
Transportation Infrastructure	0.02%
Hotels, Restaurants & Leisure	0.01%
Tobacco	0.01%
Health Care Providers & Services	0.01%
Auto Components	0.01%
Real Estate Management & Development	0.01%
Oil, Gas & Consumable Fuels	0.01%
Diversified Telecommunication Services	0.01%
Food Products	0.00%
Construction Materials	0.00%
Machinery	0.00%
Total Investment in Securities	99.11%
Cash Equivalent	0.72%
Other Assets in Excess of Liabilities	0.17%
TOTAL NET ASSETS	100.00%

(1)  Percentage of Net Assets as of August 31, 2015.

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund
Statement of Assets and Liabilities

August 31, 2015

ASSETS:
Investments at value (cost $214,095,636)	$279,285,854
Foreign currency at value (cost $43,944)	42,724
Cash	69
Receivables:
Receivable for Fund shares sold	45,163
Interest and dividends receivable	904,165
Prepaid expenses	17,721
Total Assets	280,295,696
LIABILITIES:
Payable for Fund shares redeemed	51,128
Payable to the Adviser (Note 3)	250,489
Accrued distribution fees (Note 4)	86,380
Accrued fund administration, fund accounting, transfer agent and custody fees	96,553
Accrued expenses	36,265
Total Liabilities	520,815
NET ASSETS	$279,774,881
Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	12,856,223
Net asset value, redemption price and offering price per share	$21.76
COMPONENTS OF NET ASSETS:
Paid-in capital	$205,872,138
Undistributed net investment income	2,085,156
Accumulated net realized gain on investments	6,663,452
Net unrealized appreciation/depreciation on:
Investments	65,190,218
Foreign currency	(36,083)
Net Assets	$279,774,881

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund
Statement of Operations

For the Year Ended August 31, 2015

INVESTMENT INCOME:
Dividend income(1)	$6,097,154
Interest income	363
Total Investment Income	6,097,517
EXPENSES:
Investment advisory fees (Note 3)	3,126,217
Administration fees (Note 3)	256,202
Transfer agent fees	135,873
Fund accounting fees	116,973
Miscellaneous expenses	114,355
Custody fees	112,648
Legal fees	50,591
Registration fees	26,599
Reports to shareholders	25,336
Trustees fees	22,750
Audit fees	18,002
Total expenses	4,005,546
Net investment income	2,091,971
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	9,444,586
Foreign currency transactions	(6,700)
Change in net unrealized depreciation on:
Investments	(19,175,269)
Foreign currency transactions	(30,127)
Net realized and unrealized loss on investments and foreign currency	(9,767,510)
Net decrease in net assets resulting from operations	$(7,675,539)

(1)  Net of $307,678 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund
Statement of Changes in Net Assets

	Year Ended August 31, 2015	Year Ended August 31, 2014
OPERATIONS:
Net investment income	$2,091,971	$1,893,851
Net realized gain (loss) on:
Investments	9,444,586	26,915,936
Foreign currency transactions	(6,700)	(9,674)
Change in net unrealized appreciation/depreciation on:
Investments	(19,175,269)	32,118,927
Foreign currency transactions	(30,127)	(3,605)
Net increase (decrease) in net assets resulting from operations	(7,675,539)	60,915,435
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,884,174)	(2,574,894)
From net realized gain on investments	(17,258,812)	(13,294,874)
Net decrease in net assets resulting from distributions paid	(19,142,986)	(15,869,768)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,941,858	21,832,132
Proceeds from reinvestment of distributions	18,544,062	15,022,938
Cost of shares redeemed	(66,648,495)	(82,588,273)
Net decrease from capital share transactions	(34,162,575)	(45,733,203)
Total decrease in net assets	(60,981,100)	(687,536)
NET ASSETS:
Beginning of period	340,755,981	341,443,517
End of period (includes undistributed net investment income of $2,085,156 and $1,884,178 respectively)	$279,774,881	$340,755,981
CHANGE IN CAPITAL SHARES:
Shares outstanding, beginning of period	14,320,936	16,324,820
Shares sold	605,431	963,458
Shares issued on reinvestment of distributions	827,491	677,931
Shares redeemed	(2,897,635)	(3,645,273)
Net decrease in capital shares	(1,464,713)	(2,003,884)
Shares Outstanding, end of period	12,856,223	14,320,936

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund
Financial Highlights

For a capital share outstanding throughout each year.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

	Year Ended August 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of the period	$23.79	$20.92	$18.92	$19.08	$16.14
Income (loss) from investment operations:
Net investment income	0.17	0.14	0.20 (1)	0.20	0.20
Net realized and unrealized gain (loss) on investments	(0.77)	3.76	2.20	(0.17)	2.88
Total income (loss) from investment operations	(0.60)	3.90	2.40	0.03	3.08
Less distributions:
From net investment income	(0.14)	(0.17)	(0.25)	(0.19)	(0.14)
From net realized gain	(1.29)	(0.86)	(0.15)	—	—
Total distributions	(1.43)	(1.03)	(0.40)	(0.19)	(0.14)
Net asset value, end of period	$21.76	$23.79	$20.92	$18.92	$19.08
Total return	(2.71)%	18.97%	12.87%	0.21%	19.05%
Ratios/supplemental data:
Net assets, end of period (millions)	$279.8	$340.8	$341.4	$362.6	$388.7
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	1.28%	1.35%	1.35%	1.36%	1.34%
After fees waived and expenses absorbed or recouped	1.28%	1.35%	1.35%	1.36%	1.34%
Ratio of net investment income to average net assets	0.67%	0.54%	0.97%	0.99%	0.92%
Portfolio turnover rate	13.86%	19.54%	12.54%	101.90%	35.06%

(1)  Per share net investment income has been calculated using the daily average share method.

The accompanying notes are an integral part of these financial statements.

Purisima Total Return Fund

Notes to Financial Statements

August 31, 2015

NOTE 1 – ORGANIZATION

The Purisima Funds (the "Trust") was organized as a Delaware statutory trust on June 27, 1996, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objectives and policies. The accompanying financial statements include the Total Return Fund (the "Fund"), which commenced operations on October 28, 1996, one of the two portfolios comprising the Trust. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies." Fisher Asset Management, LLC (doing business as Fisher Investments) (the "Adviser") serves as the investment adviser to the Fund.

The Fund is a diversified fund and its investment objective is to seek a high total return. The Fund seeks to achieve its objective by investing in a portfolio allocated between domestic and foreign common stocks, fixed-income securities, money market instruments and other equity-type securities. The Fund's investments in different types of securities may vary significantly.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. If on a particular day an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Foreign exchange traded equity securities are valued based upon the price on the exchange or market on which they trade as of the close of business of such market or exchange immediately preceding the time the Fund's net asset value is determined. Investments in securities traded on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Securities traded on an exchange for which there have been no sales and other over-the-counter securities are valued at the closing price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment; (II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which influence the market in which these securities are purchased and sold.

B.  Foreign Currency Translation. The Fund's records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The portion of the Fund's security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.  Federal Income and Excise Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon its current interpretations of the tax rules and regulation that exist in the markets in which it invests.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 – 2014), or expected to be taken in the Fund's 2015 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Security Transactions, Investment Income and Distributions. Security transactions are accounted for on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs.

E.  Use of Estimates. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

F.  Concentration of Risk. Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

G.  Securities Sold Short. To the extent the Fund engages in selling securities short, the Fund is obligated to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short. The Fund did not engage in selling securities short during the year ended August 31, 2015.

H.  Exchange-Traded Notes, Index-Linked Notes and Similar Instruments. The Fund may invest in leveraged and unleveraged exchange-traded notes, index-linked notes and similar instruments (collectively known as "Linked Notes"), which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. Some Linked Notes are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. Other Linked Notes may be directly sold by the issuer, such as a larger broker-dealer, and are not traded. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the applicable market benchmark or strategy factor. Linked Notes that are not traded may be subject to a holding period until maturity during which an early redemption fee or other charges may apply.

Linked Notes are subject to credit risk and the value of a Linked Note may drop because of a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. Linked Notes may not make periodic coupon payments or provide principal protection. The value of a Linked Note may also be influenced by time to maturity, level of supply and demand for the Linked Note, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The issuer of a Linked Note may not be required to maintain the listing and there can be no assurance that a secondary market will exist for a Linked Note. In addition, no assurance can be given that the

Internal Revenue Service will accept, or a court will uphold, how the Fund characterizes and treats Linked Notes for tax purposes. Some Linked Notes that use leverage may multiply the market effect on the value of the instrument and, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged Linked Notes are subject to the same risks, such as greater volatility, costs and the potential for increased losses, as other instruments that use leverage in any form.

A Linked Note that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. The market value of Linked Notes may differ from their market benchmark or strategy because the supply and demand in the market for Linked Notes at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the Linked Note seeks to track. As a result, there may be times when a traded Linked Note trades at a premium or discount to its market benchmark or strategy.

I.  Accounting for Derivatives. The Fund is required to disclose additional information regarding use of derivatives. The risk is that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

The Fund currently invests in derivatives to give the Fund additional exposure to various indexes without investing directly in each of the underlying securities of the respective index.

J.  Indemnification Obligations. Under the Fund's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

K.  Line of Credit. The Fund has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $8,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate minus 0.5% per annum, payable monthly. There were no borrowings for the year ended August 31, 2015.

NOTE 3 – COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER SERVICE PROVIDERS

The Fund has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund's total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short, acquired fund fees, and extraordinary expenses) to not more than 1.50% of the Fund's average daily net assets.

Any fee withheld and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses in place at the time the expenses were waived. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. As of August 31, 2015, there were no unreimbursed expenses.

U.S. Bank, N.A. serves as the Fund's Custodian. U.S. Bancorp Fund Services, LLC ("USBFS"), an affiliate of U.S. Bank, N.A., serves as the Fund's Administrator, Fund Accountant and Transfer Agent. In its capacity as the Fund's Administrator, USBFS provides general fund management including corporate secretarial services, coordinates the preparation of materials for the Board of Trustees, assists with the annual audit of the Fund's financial statements, monitors the Fund's compliance with federal and state regulations as well as investment restrictions, coordinates the payment of Fund expenses and monitors expense accruals, prepares financial statements and non-investment related statistical data and makes required tax reporting calculations. For the year ended August 31, 2015, the Fund paid USBFS $256,202 for services rendered in its capacity as the Fund's Administrator.

NOTE 4 – SERVICE AND DISTRIBUTION PLAN

The Trust, on behalf of the Fund, has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may accrue Rule 12b-1 fees at an annual rate not to exceed 0.25% of the Fund's average daily net assets, and the Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of dealers, intended to result in the sale of shares of the Fund. For the year ended August 31, 2015, the Fund did not incur any Rule 12b-1 Fees.

Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A. and USBFS, serves as principal underwriter of the Fund and acts as the Fund's distributor, pursuant to a Distribution Agreement with the Trust, in a continuous public offering of the Fund's shares.

NOTE 5 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, for the year ended August 31, 2015, were as follows:

Fund	Purchases	Sales
Purisima Total Return Fund	$42,911,780	$93,977,043

NOTE 6 – FAIR VALUE OF FINANCIAL INSTRUMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of inputs used to value the Fund's securities as of August 31, 2015:

Description	Level 1	Level 2		Level 3	Total
Equity
Common Stocks	$240,570,503	$103,844	*	$—	$240,674,347
Exchange Traded Fund	4,583,670	—		—	4,583,670
Exchange Traded Notes	32,028,517	—		—	32,028,517
Total Equity	277,182,690	103,844		—	277,286,534
Short-Term Investments	1,999,320	—		—	1,999,320
Total Investments in Securities**	$279,182,010	$103,844		$—	$279,285,854

*  Level 2 securities consist of Indian and Thai securities in the amounts of $73,965 and $29,879, respectively.

**  Please refer to the Schedule of Investments for country breakdown.

As of August 31, 2015, there were no transfers between Levels 1, 2 and 3. The Fund did not hold any Level 3 securities during the year ended August 31, 2015. It is the Fund's policy to record transfers at the end of the reporting period.

NOTE 7 – FEDERAL INCOME TAX MATTERS

The difference between the book and tax basis components of the distributable earnings relates principally to the timing of recognition of income and gains for federal income tax purposes. These differences are primarily attributable to the tax deferral of losses on wash sales. Short-term gains distributions reported in the Statement of Changes of Net Assets, if any, are reported as ordinary income for federal tax purposes.

As of August 31, 2015, the Fund's most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Purisima Total Return Fund
Cost of investments for tax purposes	$214,844,197
Gross tax unrealized appreciation on investments	$69,074,568
Gross tax unrealized depreciation on investments	(4,632,911)
Net tax unrealized appreciation on investments	64,441,657
Net unrealized currency depreciation	(36,083)
Net tax unrealized appreciation	64,405,574
Undistributed ordinary income	2,085,156
Undistributed long-term capital gains	7,412,013
Total distributable earnings	9,497,169
Other accumulated loss	–
Total accumulated gain	$73,902,743

Additionally, U.S. generally accepted accounting principles require that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended August 31, 2015, the Fund's most recent fiscal year end, the Fund decreased undistributed net investment income and accumulated net realized gain on investments by $6,819 and $4,122,314, respectively, and increased paid-in capital by $4,129,133.

The tax character of distributions paid during the fiscal years ended August 31, 2015 and 2014 were as follows:

	Fiscal year ended August 31, 2015		Fiscal year ended August 31, 2014
	Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
Purisima Total Return Fund	$2,593,854	$16,549,132	$5,884,346	$9,985,422

NOTE 8 – SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effect of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

NOTE 9 – RECENT ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)." The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund's financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE PURISIMA FUNDS
CAMAS, WASHINGTON

We have audited the accompanying statement of assets and liabilities of the Purisima Total Return Fund (the "Fund"), a series of The Purisima Funds, including the schedule of investments as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Purisima Total Return Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 27, 2015

Purisima Total Return Fund
Other Information

PROXY VOTING PROCEDURES (UNAUDITED)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the Securities and Exchange Commission's website at http://www.sec.gov.

TAX NOTICE (UNAUDITED)

For the fiscal year ended August 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of dividends declared from ordinary income as qualified dividend income.

For corporate shareholders, the percent of the Fund's ordinary income distribution qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2015 was 100.00%.

Additional information applicable to foreign shareholders only: The percent of taxable ordinary income distributions that are designated as short-term capital gain distributions for the year ended August 31, 2015 was 27.36%.

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Purisima Total Return Fund
Trustees and Officer Information (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust's business. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including all agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board of Trustees. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-841-0199.

The Trustees and Officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address, Date of Birth	Position(s) Held with Trust	Year Elected[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Kenneth L. Fisher* (born 1950) 5525 NW Fisher Creek Dr. Camas, WA 98607	President	1996

Chief Executive Officer and majority shareholder of Fisher Investments, Inc., the sole shareholder of the Adviser, and has served in such capacities since the incorporation of the Adviser in 1986. Prior thereto, he was the founder of Fisher Investments, a sole proprietorship which commenced operations in 1979.

				N/A	None
Pierson E. Clair III (born 1948) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	1996	Chief Executive Officer (since 2004) and Vice-Chairman of the Board (since May 2014) of Brown & Haley (fine confectioners); President and Chief Operating Officer of Brown & Haley from 1998 to 2004; Vice President of Blommer Chocolate Company from 1980 to 1997, where he had been employed since 1970.	2	Brown & Haley (fine confectioners)
Scott LeFevre (born 1957) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	2001	Retired. Prior to retirement, sole proprietor of LeFevre Capital Management, a registered investment adviser, from 1990 to 2010.	2	None
Alfred D. McKelvy, Jr. (born 1948) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	2003	Partner of McKelvy Properties, LP since 2011; Executive Director of the law firm of Berding & Weil, LLP from 1990 to 2011.	2	Advisory Board, Heritage Bank (formerly, Board of Diablo Valley Bank)

Name, Address, Date of Birth	Position(s) Held with Trust	Year Elected[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Bryan F. Morse (born 1952) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	1996	Retired. Prior to retirement, sole proprietor of Bryan F. Morse, RIA, a registered investment adviser from 1990 to 2010.	2	None
Grover T. Wickersham (born 1949) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	1996	Attorney in private practice in Palo Alto, California. Prior to entering private practice in June of 1981, served as a Branch Chief of the Los Angeles Regional Office of the U.S. Securities and Exchange Commission.	2	S&W Seed Co. (agricultural products)
Tom Fishel (born 1960) 5525 NW Fisher Creek Dr. Camas, WA 98607	Vice President and Chief Compliance Officer	2005	Vice President and Chief Compliance Officer of the Adviser. Vice President of Charles Schwab & Co., Inc. from 1995 to 2004, where he had been employed since 1983.	n/a	n/a
Katherine Taylor (born 1966) 5525 NW Fisher Creek Dr. Camas, WA 98607	Treasurer	2011	Executive Vice President of Finance and Treasurer of the Adviser, where she has been employed since 2003.	n/a	n/a
Nicole Gerrard Lightner (born 1970) 5525 NW Fisher Creek Dr. Camas, WA 98607	Secretary	2011

In-house legal counsel for the Adviser since 2006 and Secretary of the Adviser since 2008. Prior to joining the Adviser, she was an attorney at Paul Hastings LLP from 2000 to 2006 and at a Canadian law firm from 1998 to 2000.

				n/a	n/a

1  Trustees and officers of the Funds serve until their resignation, removal or retirement.

*  "Interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended.

PRIVACY NOTICE

FACTS	WHAT DOES THE PURISIMA FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and payment history
• Account balances and account transactions
• Assets and transaction history
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Purisima Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Purisima Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	No
For nonaffiliates to market to you	No	No

Questions?	Call 1-800-550-1071
Who we are
Who is providing this notice?	The Purisima Funds

What we do
How does The Purisima Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. The Purisima Funds has adopted internal policies to protect your non-public personal information.

How does The Purisima Funds collect my personal information?

We collect your personal information, for example, when you
• Open an account or provide account information
• Make deposits or withdrawals from your account or make a wire transfer
• Give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes-information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliate is Fisher Investments.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Purisima Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Purisima Funds does not jointly market.
Other important information

This privacy notice applies to individual consumers who are customers or former customers. This privacy notice replaces all previous notices of our consumer privacy policy, and may be amended at any time. We will keep you informed of changes or amendments as required by law.

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The Purisima Funds

Annual Report

August 31, 2015

The Purisima All-Purpose Fund

Table of Contents

A Letter to Our Shareholders	1
Performace Summary	2
Sector Breakdown	3
Expense Example	4
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	20
Other Information	21
Trustees and Officer Information	22
Privacy Notice	24

A Letter to Our Shareholders

Welcome to the annual report for the Purisima All-Purpose Fund for the 12-month period ending August 31, 2015. The Fund seeks positive total returns over the long term regardless of market conditions in the U.S. and foreign equity markets. During the period, the Fund was primarily invested in U.S. government securities and cash equivalents.

Thank you for your continued interest and support.

Sincerely,

Kenneth L. Fisher

Chairman and Co-Chief Investment Officer

Fisher Investments

Opinions expressed above are those of Kenneth L. Fisher and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund may use short sales of securities, which involve the risk that losses may exceed the original amount invested. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. An investment in the Fund is not suitable for all investors.

This material must be preceded or accompanied by a prospectus.

Fisher Investments is the Adviser to The Purisima Funds. The Purisima Funds are distributed by Quasar Distributors, LLC. 09/15

1

Performance Summary (Unaudited)

For year ended August 31, 2015

Purisima All-Purpose Fund

Growth of a $25,000 Investment

Purisima All-Purpose Fund cumulative total return versus Merrill Lynch U.S. Treasury Bills 0-3 Months Index for $25,000 invested from Fund inception on 11/01/05 to 8/31/15*

One-Year

Annual Total Return**	-1.49%

Five-Year

Average Annual Total Return**	-1.38%

Since Inception (11/01/2005)

Cumulative Total Return(1)**	12.13%
Average Annual Total Return(2)**	1.17%

One-Year

Annual Total Return**	0.03%

Five-Year

Average Annual Total Return**	0.08%

Since Fund Inception (11/01/2005)

Cumulative Total Return(1)**	13.85%
Average Annual Total Return(2)**	1.33%

Please note past performance is not predictive of future results. Share price and return will fluctuate, and investors may experience a gain or loss when they sell their shares. To obtain a prospectus on the Purisima Funds please call 1-800-841-0199. The prospectus contains more information, including the political, economic, currency risks and potential volatility of foreign investing. Read the prospectus carefully before investing.

(1)	Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.
(2)

Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.

(*)	The Merrill Lynch US Treasury Bills 0-3 Months Index is an unmanaged index of Treasury securities that assumes reinvestment of all income.
(**)

The total returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The total return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

2

Sector Breakdown(1) (Unaudited)

Purisima All-Purpose Fund

Mutual Funds	100.00%
Total	100.00%

(1)Percentage of Total Investments as of August 31, 2015.

3

Important Information

The following disclosure provides important information regarding the Fund’s Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 1, 2015 to August 31, 2015, for the Purisima All-Purpose Fund.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

4

EXPENSE EXAMPLE (continued)

August 31, 2015 (Unaudited)

	Actual	Hypothetical Performance
Purisima All-Purpose Fund	Performance	(5% return before expenses)

Beginning Account Value (03/01/15)	$1,000.00	$1,000.00

Ending Account Value (08/31/15)	$992.50	$1,017.64

Expenses Paid During Period(1)	$7.53	$7.63

(1)Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

5

Purisima All-Purpose Fund

Schedule of Investments

August 31, 2015

Number of Shares		Value
	MUTUAL FUNDS: 88.63%
41,473	SEI Daily Income Trust Government Fund - Class B	$41,473

	TOTAL MUTUAL FUNDS
	(Cost $41,473)	41,473

	TOTAL INVESTMENTS: 88.63%
	(Cost $41,473)	41,473

	Other Assets in Excess of Liabilities: 11.37%	5,323

	TOTAL NET ASSETS: 100.00%	$46,796

The accompanying notes are an integral part of these financial statements.

6

Purisima All-Purpose Fund

Statement of Assets and Liabilities

August 31, 2015

ASSETS:
Investments at value (cost $41,473)	$41,473
Receivable from Adviser	12,885
Prepaid expenses	14,770
Total Assets	69,128

LIABILITIES:
Accrued fund administration, fund accounting, transfer agent and custody fees	16,154
Accrued expenses	6,178
Total Liabilities	22,332

NET ASSETS	$46,796

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	5,041

Net asset value, redemption price and offering price per share	$9.28

COMPONENTS OF NET ASSETS:
Paid-in capital	$47,260
Undistributed net investment loss	(464)
Net Assets	$46,796

The accompanying notes are an integral part of these financial statements.

7

Purisima All-Purpose Fund

Statement of Operations

For the Year Ended August 31, 2015

INVESTMENT INCOME:
Interest income	$10
Total investment income	10

EXPENSES:
Investment advisory fees (Note 3)	471
Administration fees (Note 3)	40,313
Fund accounting fees	36,289
Trustees fees	22,811
Registration fees	20,777
Transfer agent fees	15,015
Reports to shareholders	5,562
Audit fees	4,500
Custody fees	3,187
Legal fees	2,554
Miscellaneous expenses	512
Total expenses	151,991
Investment advisory fees voluntarily waived (Note 3)	(288)
Expenses waived and reimbursed by Adviser (Note 3)	(150,995)

Net expenses	708

Net investment loss	(698)

Net decrease in net assets resulting from operations	$(698)

The accompanying notes are an integral part of these financial statements.

8

Purisima All-Purpose Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014

OPERATIONS:
Net investment loss	$(698)	$(643)
Change in net unrealized appreciation/depreciation on investments	—	(19)
Net decrease in net assets resulting from operations	(698)	(662)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	75	—
Shares redeemed	(75)	—
Net decrease from capital share transactions	—	—

Total decrease in net assets	(698)	(662)

NET ASSETS:
Beginning of period	47,494	48,156
End of period	$46,796	$47,494

Undistributed net investment loss	$(464)	$(427)

CHANGE IN CAPITAL SHARES:
Shares outstanding, beginning of period	5,041	5,041
Shares sold	8	—
Shares redeemed	(8)	—
Net decrease in capital shares	—	—
Shares outstanding, end of period	5,041	5,041

The accompanying notes are an integral part of these financial statements.

9

Purisima All-Purpose Fund

Financial Highlights

For a capital share outstanding throughout each year.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

	Year Ended August 31,
	2015		2014		2013		2012	2011

Net asset value, beginning of the period	$9.42		$9.55		$9.68		$9.82	$9.95

Loss from investment operations:
Net investment loss	(0.14	)(1)	(0.13	)(1)	(0.13	)(1)	(0.14)	(0.10)
Net realized and unrealized loss on investments	—		—	(2)	—		— (2)	(0.03)
Total loss from investment operations	(0.14)		(0.13)		(0.13)		(0.14)	(0.13)

Less distributions:
From net investment income	—		—		—		—	—
Total distributions	—		—		—		—	—

Net asset value, end of period	$9.28		$9.42		$9.55		$9.68	$9.82

Total return	(1.49)%		(1.36)%		(1.34)%		(1.43)%	(1.31)%

Ratios/supplemental data:
Net assets, end of period (thousands)	$46.8		$47.5		$48.2		$48.9	$49.5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed or recouped	322.37%		318.37%		310.49%		315.77%	304.53%
After fees waived and expenses absorbed or recouped	1.50%		1.50%		1.50%		1.50%	1.50%

Ratio of net investment loss to average net assets(3)	(1.48)%		(1.34)%		(1.37)%		(1.40)%	(1.06)%

Portfolio turnover rate	0.00%		0.00%		0.00%		0.00%	0.00%

(1)Per share net investment loss has been calculated using the daily average share method.

(2)Amount represents less than $0.01 per share.

(3)Net of fees waived.

The accompanying notes are an integral part of these financial statements.

10

PURISIMA ALL-PURPOSE FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2015

NOTE 1 — ORGANIZATION

The Purisima Funds (the “Trust”) was organized as a Delaware statutory trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series represents a distinct portfolio with its own investment objectives and policies. The accompanying financial statements include the Purisima All-Purpose Fund (the “Fund”), a non-diversified fund which commenced operations on November 1, 2005. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.” The Fund is one of the two portfolios comprising the Trust. Fisher Asset Management, LLC (doing business as Fisher Investments) (the “Adviser”) serves as the investment adviser to the Fund.

The Fund’s investment objective is to seek positive total returns over the long-term regardless of market conditions in the U.S. and foreign equity markets. The Fund may invest in foreign and/or domestic securities, derivatives, money market instruments, fixed-income securities, shares of other mutual funds, exchange-traded funds and other equity-like securities.

The Fund invested exclusively in cash equivalents during the year ended August 31, 2015, for defensive purposes.

For the year ended August 31, 2015, the Fund invested 88.63% of its net assets in the SEI Daily Income Trust Government Fund — Class B. The SEI Daily Income Trust Government Fund — Class B invests in U.S. Government securities. The Financial Statements of the SEI Daily Income Trust Government Fund — Class B, including disclosure of the risks, performance, expenses and other information, is available through the Securities and Exchange Commission’s website at http://www.sec.gov.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.            Security Valuation. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. If on a particular day an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Foreign exchange traded equity securities are valued based upon the price on the exchange or market on which they trade as of the close of business of such market or exchange immediately preceding the time the Fund’s net asset value is determined. Investments in securities traded on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. Securities traded on an exchange for which there have been no sales and other over-the-counter securities are valued at the closing price. Securities for which quotations

11

are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment; (II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which influence the market in which these securities are purchased and sold.

B.            Foreign Currency Translation. The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The portion of the Fund’s security gains and losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.            Federal Income and Excise Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income or excise tax provision is required.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon its current interpretations of the tax rules and regulation that exist in the markets in which it invests.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 – 2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

12

D.            Security Transactions, Investment Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the bases of identified costs.

E.             Use of estimates. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

F.              Concentration of Risk. Investments in securities of non-U.S. issues in certain countries involve special investment risks. These risks may include, but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

G.            Options. Exchange-traded options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. Certain markets are not closed at the time that a Fund prices portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the New York Stock Exchange (the “NYSE”) as appropriate. If no sales are reported, the mean between the last reported bid and asked prices will be used. Non-exchange traded options will also be valued at the mean between bid and asked prices. “Fair value” of other private options is valued after consulting with the Adviser using a mathematical model.

Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The Fund may purchase options, which are included in the Fund’s Schedules of Investments and subsequently marked to market to reflect the current value of the option. During the year ended August 31, 2015, the Fund did not invest in options.

H.           Securities Sold Short. To the extent the Fund engages in selling securities short, the Fund is obligated to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

13

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short. During the year ended August 31, 2015, the Fund did not invest in short sales.

I.                Exchange-Traded Notes, Index-Linked Notes and Similar Instruments. The Fund may invest in leveraged and unleveraged exchange-traded notes, index-linked notes and similar instruments (collectively known as “Linked Notes”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. Some Linked Notes are traded on an exchange (e.g., the NYSE) during normal trading hours. Other Linked Notes may be directly sold by the issuer, such as a larger broker-dealer, and are not traded. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the applicable market benchmark or strategy factor. Linked Notes that are not traded may be subject to a holding period until maturity during which an early redemption fee or other charges may apply.

Linked Notes are subject to credit risk and the value of a Linked Note may drop because of a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. Linked Notes may not make periodic coupon payments or provide principal protection. The value of a Linked Note may also be influenced by time to maturity, level of supply and demand for the Linked Note, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The issuer of a Linked Note may not be required to maintain the listing and there can be no assurance that a secondary market will exist for a Linked Note. In addition, no assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how the Fund characterizes and treats Linked Notes for tax purposes. Some Linked Notes that use leverage may multiply the market effect on the value of the instrument and, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged Linked Notes are subject to the same risks, such as greater volatility, costs and the potential for increased losses, as other instruments that use leverage in any form.

A Linked Note that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. The market value of Linked Notes may differ from their market benchmark or strategy because the supply and demand in the market for Linked Notes at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the Linked Note seeks to track. As a result, there may be times when a traded Linked Note trades at a premium or discount to its market benchmark or strategy. During the year ended August 31, 2015, the Fund did not invest in Exchange-Traded Notes or Index Linked Notes.

14

J.            Indemnification Obligations. Under the Fund’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

NOTE 3 — COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER SERVICE PROVIDERS

The Fund has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. Prior to January 20, 2015, as compensation for its services, the Adviser was entitled to a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. As of January 20, 2015, the Adviser has voluntarily agreed to waive the management fee with respect to the Fund because a substantial portion of the assets invested in the Fund is expected to be from client accounts separately managed by the Adviser.

The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to limit the Fund’s total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short and extraordinary expenses) to not more than 1.50% of the average daily net assets.

Any fee withheld or reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. For the year ended August 31, 2015, the Adviser earned $183 in advisory fees, net of $288 in advisory fees voluntarily waived, which are not subject to potential recovery by the Adviser.

For the year ended August 31, 2015, the Adviser reimbursed the Fund $150,995 and voluntarily waived $288 in advisory fees to limit the Fund’s total expenses to not more than 1.50% of the Fund’s average daily net assets.

The following amounts have been waived or reimbursed by the Adviser on behalf of the Fund and are subject to potential recovery by the Adviser no later than August 31 of the years stated below:

Fund	2016	2017	2018
Purisima All-Purpose Fund	$149,800	$151,571	$150,995

15

U.S. Bank, N.A. serves as the Fund’s Custodian. U.S. Bancorp Fund Services, LLC (“USBFS”), an affiliate of U.S. Bank, N.A., serves as the Administrator, Fund Accountant and Transfer Agent. In its capacity as the Fund’s Administrator, USBFS provides general fund management including corporate secretarial services, coordinates the preparation of materials for the Board of Trustees, assists with the annual audit of the Fund’s financial statements, monitors the Fund’s compliance with federal and state regulations as well as investment restrictions, coordinates the payment of Fund expenses and monitors expense accruals, prepares financial statements and non-investment related statistical data and makes required tax reporting calculations. During the year ended August 31, 2015, the Fund paid USBFS $40,313 for services rendered in its capacity as the Fund’s Administrator.

NOTE 4 — SERVICE AND DISTRIBUTION PLAN

The Trust, on behalf of the Fund, has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may accrue Rule 12b-1 fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets, and the Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of dealers, intended to result in the sale of shares of the Fund. For the year ended August 31, 2015, the Fund did not utilize the Plan.

Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A. and USBFS, serves as principal underwriter of the Fund and acts as the Fund’s distributor, pursuant to a Distribution Agreement with the Trust, in a continuous public offering of the Fund’s shares.

NOTE 5 — INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended August 31, 2015, were as follows:

Fund	Purchases	Sales
Purisima All-Purpose Fund	$0	$0

NOTE 6 — FAIR VALUE OF FINANCIAL INSTRUMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

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The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of inputs used to value the Fund’s securities as of August 31, 2015:

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments	$41,473	$—	$—	$41,473
Total Investments in Securities	$41,473	$—	$—	$41,473

As of August 31, 2015, there were no transfers between Levels 1, 2 and 3. The Fund did not hold any Level 3 securities during the year ended August 31, 2015. It is the Fund’s policy to record transfers at the end of the reporting period.

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NOTE 7 — FEDERAL INCOME TAX MATTERS

The difference between the book and tax basis components of the distributable earnings relates principally to the timing of recognition of income and gains for federal income tax purposes. These differences, if any, are primarily attributable to the tax deferral of late-year losses. Short-term gains distributions reported in the Statements of Changes of Net Assets, if any, are reported as ordinary income for federal tax purposes.

As of August 31, 2015, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Purisima
All-Purpose
Fund

Cost of investments for tax purposes	$41,473
Gross tax unrealized appreciation	$—
Gross tax unrealized depreciation	—
Net tax unrealized appreciation	$—
Undistributed long-term gains	$—
Other accumulated gains (losses)	(464)
Total accumulated earnings (losses)	$(464)

Additionally, U.S. generally accepted accounting principles require that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended August 31, 2015, the Fund’s most recent fiscal year end, the Fund decreased undistributed net investment loss and decreased paid-in capital by $661 and $661, respectively.

The Fund did not pay any distributions during the fiscal years ended August 31, 2015 and August 31, 2014.

In order to meet certain excise tax requirements, the Fund is required to measure and distribute annually net capital gains realized during the twelve month period ending October 31st. Under current tax regulations, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1st through the end of the fiscal year. Under the 1940 Act, the Fund may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December and specified losses (ordinary losses from sale, exchange or other disposition of property, net foreign currency losses and net passive foreign investment mark to market losses) realized on investments transactions after October. As of August 31, 2015, the Fund’s most recent fiscal year end, the Fund deferred, on a tax basis, post December late-year losses of $464.

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NOTE 8 — SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effect of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

NOTE 9 — RECENT ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

THE PURISIMA FUNDS

CAMAS, WASHINGTON

We have audited the accompanying statement of assets and liabilities of the Purisima All- Purpose Fund (the “Fund”), a series of The Purisima Funds, including the schedule of investments as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Purisima All-Purpose Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 27, 2015

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Other Information

PROXY VOTING PROCEDURES (Unaudited)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the Securities and Exchange Commission’s website at http://www.sec.gov.

TAX NOTICE (Unaudited)

Additional Information applicable to foreign shareholders only: The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the year ended August 31, 2015 is 0.00%.

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Trustees and Officer Information (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including all agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board of Trustees. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-841-0199.

The Trustees and Officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address, Date of Birth	Position(s) Held with Trust	Year Elected(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director-ships Held

Kenneth L. Fisher* (born 1950) 5525 NW Fisher Creek Dr. Camas, WA 98607	President	1996

Chief Executive Officer and majority shareholder of Fisher Investments, Inc., the sole shareholder of the Adviser, and has served in such capacities since the incorporation of the Adviser in 1986. Prior thereto, he was the founder of Fisher Investments, a sole proprietorship which commenced operations in 1979.

				N/A	None

Pierson E. Clair III (born 1948) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	1996	Chief Executive Officer (since 2004) and Vice- Chairman of the Board (since May 2014) of Brown & Haley (fine confectioners); President and Chief Operating Officer of Brown & Haley from 1998 to 2004; Vice President of Blommer Chocolate Company from 1980 to 1997, where he had been employed since 1970.	2	Brown & Haley (fine confectioners)

Scott LeFevre (born 1957) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	2001	Retired. Prior to retirement, sole proprietor of LeFevre Capital Management, a registered investment adviser, from 1990 to 2010.	2	None

Alfred D. McKelvy, Jr. (born 1948) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	2003	Partner of McKelvy Properties, LP since 2011; Executive Director of the law firm of Berding & Weil, LLP from 1990 to 2011.	2	Advisory Board, Heritage Bank (formerly, Board of Diablo Valley Bank)

Bryan F. Morse (born 1952) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	1996	Retired. Prior to retirement, sole proprietor of Bryan F. Morse, RIA, a registered investment adviser from 1990 to 2010.	2	None

Grover T. Wickersham (born 1949) 5525 NW Fisher Creek Dr. Camas, WA 98607	Trustee	1996	Attorney in private practice in Palo Alto, California. Prior to entering private practice in June of 1981, served as a Branch Chief of the Los Angeles Regional Office of the U.S. Securities and Exchange Commission.	2	S&W Seed Co. (agricultural products)

Tom Fishel (born 1960) 5525 NW Fisher Creek Dr. Camas, WA 98607	Vice President and Chief Compliance Officer	2005	Vice President and Chief Compliance Officer of the Adviser. Vice President of Charles Schwab & Co., Inc. from 1995 to 2004, where he had been employed since 1983.	n/a	n/a

(1) Trustees and officers of the Funds serve until their resignation, removal or retirement.

* “Interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

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Name, Address, Date of Birth	Position(s) Held with Trust	Year Elected(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director-ships Held

Katherine Taylor (born 1966) 5525 NW Fisher Creek Dr. Camas, WA 98607	Treasurer	2011	Executive Vice President of Finance and Treasurer of the Adviser, where she has been employed since 2003.	n/a	n/a

Nicole Gerrard Lightner (born 1970) 5525 NW Fisher Creek Dr. Camas, WA 98607	Secretary	2011

In-house legal counsel for the Adviser since 2006 and Secretary of the Adviser since 2008. Prior to joining the Adviser, she was an attorney at Paul Hastings LLP from 2000 to 2006 and at a Canadian law firm from 1998 to 2000.

				n/a	n/a

(2) Trustees and officers of the Funds serve until their resignation, removal or retirement.

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FACTS	WHAT DOES THE PURISIMA FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number
• Account balances and account transactions
• Assets and transaction history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Purisima Funds chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does The Purisima Funds Share?	Can you limit sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	No

For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes— information about your creditworthiness	No	No

For nonaffiliates to market to you	No	No

Questions?	Call 1-800-550-1071

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Who we are

Who is providing this notice?	The Purisima Funds

What we do

How does The Purisima Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does The Purisima Funds collect my personal information?	We collect your personal information, for example, when you

• Open an account
• Provide account information
• Make deposits or withdrawals from your account
• Use your credit or debit card
• Make a wire transfer

We also collect your personal information from third parties, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only Sharing for affiliates’ everyday business purposes-information about your creditworthiness Affiliates from using your information to market to you Sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• THE PURISIMA FUNDS does not share information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• THE PURISIMA FUNDS does not joint market.

Other important information

This notice applies to individual consumers who are customers or former customers. This notice replaces all previous notices of our consumer privacy policy, and may be amended at any time. We will keep you informed of changes or amendments as required by law.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-851-8845.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including the review of the registrant’s federal and state tax returns.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 08/31/2015	FYE 08/31/2014
Audit Fees	18,500	18,500
Audit-Related Fees	—	—
Tax Fees	4,000	4,000
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.  In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant during fiscal year 2015.  During the last two fiscal years, there were no non-audit services rendered by the principal accountant to the registrant’s

2

investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.  All of the hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

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(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Incorporated by reference to the Registrant’s Form N-CSR filed November 10, 2003.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Purisima Funds

By	/s/ Kenneth L. Fisher
Kenneth L. Fisher, President

Date	10/28/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth L. Fisher
Kenneth L. Fisher, President

Date	10/28/15

By	/s/ Katherine Taylor
Katherine Taylor, Treasurer

Date	10/28/15

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